Exhibit 99.02

                        TRAVELERS GROUP INC. AND CITICORP
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

      On April 5, 1998, Travelers Group Inc. (Travelers) and Citicorp agreed to merge (the "Merger"). The Merger will be effected through a merger of Citicorp into a newly formed, wholly owned subsidiary of Travelers. Travelers has applied to the Federal Reserve Board to become a bank holding company. Subsequent to the Merger, Travelers will become known as Citigroup. Travelers stockholders will retain their existing shares, which will automatically represent shares of Citigroup. Each share of Citicorp Common Stock will be exchanged for 2.5 shares of Citigroup Common Stock. The Merger, which is anticipated to be completed in the third quarter of 1998, is expected to be accounted for under the "pooling of interests" method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Citicorp. The Merger and/or related transactions are subject to customary closing conditions including regulatory approvals. The stockholders of both Travelers and Citicorp approved the Merger on July 22, 1998.

      The following unaudited pro forma condensed combined statement of financial position combines the historical consolidated statement of financial position of Citicorp and the historical consolidated statement of financial position of Travelers, giving effect to the Merger as if it had been consummated on June 30, 1998. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of Citicorp and Travelers giving effect to the Merger as if it had occurred on January 1, 1997. This information should be read in conjunction with the accompanying notes hereto, the separate historical financial statements of Travelers as of June 30, 1998 and for the three and six month periods ended June 30, 1998 and 1997, which are contained in Travelers' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, and the separate historical financial statements of Citicorp as of June 30, 1998 and for the three and six month periods ended June 30, 1998 and 1997, which are contained in Citicorp's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the Merger been consummated on the dates indicated or of future operations of the combined company.

                        Travelers Group Inc. and Citicorp
     Unaudited Pro Forma Condensed Combined Statement of Financial Position
                               As of June 30, 1998
                                  (in millions)

                                                           Travelers    Citicorp      Pro Forma    Pro Forma
Assets                                                     Historical   Historical   Adjustments   Combined
                                                           ----------   ----------   -----------   --------
Cash and cash equivalents                                   $   4,895    $  23,476    $      --    $  28,371
Investments                                                    64,442       37,277                   101,719
Federal funds sold and securities borrowed or
    purchased under agreements to resell                      131,318       12,375                   143,693
Brokerage receivables                                          22,734                                 22,734
Trading account assets                                        138,766       37,121                   175,887

Consumer loans                                                 12,171      107,410                   119,581
Commercial loans                                                            84,856                    84,856
Allowance for credit losses                                      (347)      (6,182)                   (6,529)
------------------------------------------------------------------------------------------------------------
    Loans, net                                                 11,824      186,084           --      197,908

Reinsurance recoverables                                        9,487                                  9,487
Separate and variable accounts                                 13,878                                 13,878
Other assets                                                   22,732       34,418                    57,150
------------------------------------------------------------------------------------------------------------
     Total assets                                           $ 420,076    $ 330,751    $      --    $ 750,827
============================================================================================================

Liabilities
Deposits                                                    $      --    $ 215,982    $      --    $ 215,982
Investment banking and brokerage borrowings                    18,682                                 18,682
Short-term borrowings                                           4,392       10,389                    14,781
Long-term debt                                                 30,551       18,982                    49,533
Federal funds purchased and securities loaned or
    sold under agreements to repurchase                       124,258       11,413                   135,671
Brokerage payables                                             27,053                                 27,053
Trading account liabilities                                    95,348       29,121                   124,469
Insurance policy and claims reserves                           43,744                                 43,744
Contractholder funds and separate and variable accounts        29,418                                 29,418
Other liabilities                                              21,078       22,172                    43,250
------------------------------------------------------------------------------------------------------------
    Total liabilities                                         394,524      308,059           --      702,583
------------------------------------------------------------------------------------------------------------
Redeemable preferred stock - Series I                             280                                    280
Trust preferred securities - parent obligated                   1,200          975         (975)       1,200
Trust preferred securities - subsidiary obligated               1,645                       975        2,620

Stockholders' equity
Preferred stock                                                 1,450        1,275                     2,725
Common stock                                                       12          506         (494)          24
Additional paid-in capital                                      5,988        6,512       (4,083)       8,417
Retained earnings                                              17,309       18,371                    35,680
Treasury stock, at cost                                        (3,118)      (4,577)       4,577       (3,118)
Accumulated other changes in equity from nonowner sources       1,263         (370)                      893
Unearned compensation                                            (477)          --                      (477)
------------------------------------------------------------------------------------------------------------
    Total stockholders' equity                                 22,427       21,717           --       44,144
------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity                  $ 420,076    $ 330,751    $      --    $ 750,827
============================================================================================================

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                        Travelers Group Inc. and Citicorp
           Unaudited Pro Forma Condensed Combined Statement of Income
                    For the Three Months Ended June 30, 1998
                     (in millions, except per share amounts)

                                                          Travelers    Citicorp    Pro Forma
                                                          Historical  Historical   Combined
                                                          ----------  ----------   ---------
Revenues:
Loan interest, including fees ...........................  $   421      $5,096      $ 5,517
Other interest and dividends ............................    4,556       1,562        6,118
Insurance premiums ......................................    2,395                    2,395
Commissions and fees ....................................    1,432       1,553        2,985
Principal transactions ..................................      315         563          878
Asset management and administration fees ................      553                      553
Realized gains from sales of investments ................       44         300          344
Other income ............................................      380         791        1,171
-------------------------------------------------------------------------------------------
Total revenues ..........................................   10,096       9,865       19,961
Interest expense ........................................    3,333       3,663        6,996
-------------------------------------------------------------------------------------------
    Total revenues, net of interest expense .............    6,763       6,202       12,965
-------------------------------------------------------------------------------------------
Operating expenses:
Policyholder benefits and claims ........................    2,047                    2,047
Non-insurance compensation and benefits .................    1,609       1,825        3,434
Insurance underwriting, acquisition and operating .......      811                      811
Provision for credit losses .............................       91         564          655
Other operating .........................................      382       2,058        2,440
-------------------------------------------------------------------------------------------
    Total operating expenses ............................    4,940       4,447        9,387
-------------------------------------------------------------------------------------------
Income before income taxes and minority interest ........    1,823       1,755        3,578
Provision for income taxes ..............................      630         658        1,288
Minority interest, net of income taxes ..................       52                       52
-------------------------------------------------------------------------------------------
Net income ..............................................  $ 1,141      $1,097      $ 2,238
===========================================================================================

Basic earnings per share:
Net income ..............................................  $  0.99      $ 2.37      $  0.97
===========================================================================================
Weighted average common shares outstanding ..............  1,117.7       451.8      2,247.2
===========================================================================================

Diluted earnings per share:
Net income ..............................................  $  0.95      $ 2.30      $  0.94
===========================================================================================
Adjusted weighted average common shares
    outstanding .........................................  1,172.1       464.4      2,333.1
===========================================================================================

Supplemental information:
   Net interest revenue .................................  $ 1,644      $2,995      $ 4,639
   Net interest revenue after provision for credit losses    1,553       2,431        3,984
===========================================================================================

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                        Travelers Group Inc. and Citicorp
           Unaudited Pro Forma Condensed Combined Statement of Income
                    For the Three Months Ended June 30, 1997
                     (in millions, except per share amounts)

                                                             Travelers      Citicorp    Pro Forma
                                                             Historical    Historical   Combined
                                                             ----------    ----------   --------
Revenues:
Loan interest, including fees                                  $   321      $ 4,717      $ 5,038
Other interest and dividends                                     4,047        1,424        5,471
Insurance premiums                                               2,220                     2,220
Commissions and fees                                             1,172        1,441        2,613
Principal transactions                                             709          408        1,117
Asset management and administration fees                           399                       399
Realized gains from sales of investments                             7          124          131
Other income                                                       309          475          784
------------------------------------------------------------------------------------------------
Total revenues                                                   9,184        8,589       17,773
Interest expense                                                 2,792        3,278        6,070
------------------------------------------------------------------------------------------------
    Total revenues, net of interest expense                      6,392        5,311       11,703
------------------------------------------------------------------------------------------------
Operating expenses:
Policyholder benefits and claims                                 1,906                     1,906
Non-insurance compensation and benefits                          1,511        1,607        3,118
Insurance underwriting, acquisition and operating                  799                       799
Provision for credit losses                                         73          512          585
Other operating                                                    654        1,566        2,220
------------------------------------------------------------------------------------------------
    Total operating expenses                                     4,943        3,685        8,628
------------------------------------------------------------------------------------------------
Income before income taxes and minority interest                 1,449        1,626        3,075
Provision for income taxes                                         517          602        1,119
Minority interest, net of income taxes                              49                        49
------------------------------------------------------------------------------------------------
Net income                                                     $   883      $ 1,024      $ 1,907
================================================================================================

Basic earnings per share:
Net income                                                     $  0.77      $  2.16      $  0.82
================================================================================================
Weighted average common shares outstanding                     1,101.1        458.5      2,247.4
================================================================================================

Diluted earnings per share:
Net income                                                     $  0.73      $  2.10      $  0.78
================================================================================================
Adjusted weighted average common shares
    outstanding                                                1,178.0        471.3      2,356.3
================================================================================================

Supplemental information:
   Net interest revenue                                        $ 1,576      $ 2,863      $ 4,439
   Net interest revenue after provision for credit losses        1,503        2,351        3,854
================================================================================================

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                        Travelers Group Inc. and Citicorp
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Six Months Ended June 30, 1998
                     (in millions, except per share amounts)

                                                             Travelers     Citicorp      Pro Forma
                                                             Historical   Historical     Combined
                                                             ----------   ----------     --------
Revenues:
Loan interest, including fees                                  $   828      $ 9,939      $10,767
Other interest and dividends                                     8,977        3,022       11,999
Insurance premiums                                               4,735                     4,735
Commissions and fees                                             2,866        2,994        5,860
Principal transactions                                           1,095        1,148        2,243
Asset management and administration fees                         1,051                     1,051
Realized gains from sales of investments                           188          541          729
Other income                                                       724        1,290        2,014
------------------------------------------------------------------------------------------------
Total revenues                                                  20,464       18,934       39,398
Interest expense                                                 6,510        7,127       13,637
------------------------------------------------------------------------------------------------
    Total revenues, net of interest expense                     13,954       11,807       25,761
------------------------------------------------------------------------------------------------
Operating expenses:
Policyholder benefits and claims                                 4,041                     4,041
Non-insurance compensation and benefits                          3,391        3,539        6,930
Insurance underwriting, acquisition and operating                1,623                     1,623
Provision for credit losses                                        178        1,071        1,249
Other operating                                                  1,138        3,738        4,876
------------------------------------------------------------------------------------------------
    Total operating expenses                                    10,371        8,348       18,719
------------------------------------------------------------------------------------------------
Income before income taxes and minority interest                 3,583        3,459        7,042
Provision for income taxes                                       1,239        1,297        2,536
Minority interest, net of income taxes                             110                       110
------------------------------------------------------------------------------------------------
Net income                                                     $ 2,234      $ 2,162      $ 4,396
================================================================================================

Basic earnings per share:
Net income                                                     $  1.94      $  4.65      $  1.90
================================================================================================
Weighted average common shares outstanding                     1,116.8        452.0      2,246.8
================================================================================================

Diluted earnings per share:
Net income                                                     $  1.87      $  4.53      $  1.84
================================================================================================
Adjusted weighted average common shares
    outstanding                                                1,170.5        463.8      2,330.0
================================================================================================

Supplemental information:
   Net interest revenue                                        $ 3,295      $ 5,834      $ 9,129
   Net interest revenue after provision for credit losses        3,117        4,763        7,880
================================================================================================

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                        Travelers Group Inc. and Citicorp
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Six Months Ended June 30, 1997
                     (in millions, except per share amounts)

                                                             Travelers      Citicorp     Pro Forma
                                                             Historical    Historical    Combined
                                                             ----------    ----------    --------
Revenues:
Loan interest, including fees                                  $   627      $ 9,271      $ 9,898
Other interest and dividends                                     7,545        2,727       10,272
Insurance premiums                                               4,444                     4,444
Commissions and fees                                             2,378        2,793        5,171
Principal transactions                                           1,471          903        2,374
Asset management and administration fees                           788                       788
Realized gains from sales of investments                            24          232          256
Other income                                                       607          912        1,519
------------------------------------------------------------------------------------------------
Total revenues                                                  17,884       16,838       34,722
Interest expense                                                 5,170        6,331       11,501
------------------------------------------------------------------------------------------------
    Total revenues, net of interest expense                     12,714       10,507       23,221
------------------------------------------------------------------------------------------------
Operating expenses:
Policyholder benefits and claims                                 3,811                     3,811
Non-insurance compensation and benefits                          3,059        3,272        6,331
Insurance underwriting, acquisition and operating                1,604                     1,604
Provision for credit losses                                        145          935        1,080
Other operating                                                  1,299        3,070        4,369
------------------------------------------------------------------------------------------------
    Total operating expenses                                     9,918        7,277       17,195
------------------------------------------------------------------------------------------------
Income before income taxes and minority interest                 2,796        3,230        6,026
Provision for income taxes                                       1,000        1,211        2,211
Minority interest, net of income taxes                              98                        98
------------------------------------------------------------------------------------------------
Net income                                                     $ 1,698      $ 2,019      $ 3,717
================================================================================================

Basic earnings per share:
Net income                                                     $  1.47      $  4.23      $  1.59
================================================================================================
Weighted average common shares outstanding                     1,102.5        460.0      2,252.5
================================================================================================

Diluted earnings per share:
Net income                                                     $  1.40      $  4.11      $  1.52
================================================================================================
Adjusted weighted average common shares
    outstanding                                                1,179.6        473.5      2,363.4
================================================================================================

Supplemental information:
   Net interest revenue                                        $ 3,002      $ 5,667      $ 8,669
   Net interest revenue after provision for credit losses        2,857        4,732        7,589
================================================================================================

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                        Travelers Group Inc. and Citicorp
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Description of Transaction and Basis of Presentation

      The Merger Agreement provides that each share of Citicorp Common Stock will be exchanged for 2.5 shares of Citigroup Common Stock. The Merger, which is anticipated to be completed in the third quarter of 1998, is expected to be accounted for under the "pooling of interests" method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Citicorp. The Merger and/or related transactions are subject to customary closing conditions including regulatory approval. The stockholders of both Travelers and Citicorp approved the Merger on July 22, 1998.

2. Accounting Policies and Financial Statement Classifications

      Travelers and Citicorp are in the process of reviewing their accounting policies and financial statement classifications and, as a result of this review, it may be necessary to restate either Travelers' or Citicorp's financial statements to conform to those accounting policies and classifications that are determined to be most appropriate.

3. Intercompany Transactions

      Transactions between Travelers and Citicorp are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined accounts.

4. Pro Forma Adjustments

      The pro forma adjustments to common stock, additional paid-in capital, and treasury stock reflect the retirement of shares of Citicorp Common Stock held in treasury and the issuance at June 30, 1998 of 1,129.8 million shares of Citigroup Common Stock to effect the Merger, calculated by multiplying the number of shares of Citicorp Common Stock outstanding at June 30, 1998 (451.9 million shares) by the exchange ratio (2.5). The number of shares to be issued at consummation of the Merger will be based on the actual number of shares of Citicorp Common Stock outstanding at that time. Additionally, the pro forma adjustments transfer Citicorp's trust preferred securities to subsidiary obligated to reflect the merger of Citicorp into a newly formed, wholly owned subsidiary of Travelers.

5. Pro Forma Capital Ratios

      The pro forma combined risk-based capital and leverage ratios at June 30, 1998 are estimated to be:

            Tier 1 Capital Ratio.........................  8.5%
            Total Capital Ratio.......................... 11.0%
            Leverage Ratio...............................  5.7%

6. Pro Forma Earnings Per Share

      The pro forma combined basic and diluted earnings per share for the respective periods presented is based on the combined weighted average number of common shares and adjusted weighted average shares of Travelers and Citicorp. The number of weighted average common shares and adjusted weighted average shares of Citicorp is based on an exchange ratio of 2.5 shares of Citigroup Common Stock for each issued and outstanding share of Citicorp. The pro forma combined basic and diluted earnings per share have been calculated as follows:

                                                        For the quarter         For the six months
                                                         ended June 30,          ended June 30,
                                                    -----------------------------------------------
(in millions, except per share amounts)                1998        1997        1998        1997
---------------------------------------------------------------------------------------------------
Net income ......................................     $2,238      $1,907      $4,396      $3,717
Preferred dividends .............................        (58)        (70)       (121)       (144)
                                                    -----------------------------------------------
Income available to common
  stockholders for basic EPS ....................      2,180       1,837       4,275       3,573
Effect of dilutive securities ...................          6          10          12          20
                                                    -----------------------------------------------
Income available to common
  stockholders for diluted EPS ..................     $2,186      $1,847      $4,287      $3,593
                                                    ===============================================

Weighted average common shares
  outstanding applicable to basic EPS ...........    2,247.2     2,247.4     2,246.8     2,252.5
Effect of dilutive securities:
   Convertible securities .......................       13.2        26.6        13.2        26.6
   Employee stock plans .........................       69.3        75.3        66.7        77.4
   Warrants .....................................        3.4         7.0         3.3         6.9
                                                    -----------------------------------------------
Adjusted weighted average common
  shares outstanding applicable to diluted EPS ..    2,333.1     2,356.3     2,330.0     2,363.4
                                                    ===============================================

Basic earnings per share ........................      $0.97       $0.82       $1.90       $1.59
                                                    ===============================================

Diluted earnings per share ......................      $0.94       $0.78       $1.84       $1.52
                                                    ===============================================

7. Restructuring Charge and Future Cost Savings

      The pro forma financial statements do not reflect any restructuring costs related to the Merger. Management has not yet determined the amount of such costs; however, a restructuring charge may be recorded after the consummation of the Merger. Management does not anticipate that any such charge will be material to the financial position of the combined company.

      The pro forma financial statements do not reflect any future cost savings that may result from the reduction of overhead expense, changes in corporate infrastructure, and the elimination of redundant expenses. Although management expects that cost savings will result from the Merger, there can be no assurance that cost savings will be achieved.

      The statements contained in note 7 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Travelers undertakes no obligation to update publicly or revise any forward-looking statements.